united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 3/31

Date of reporting period: 3/31/18

Item 1. Reports to Stockholders.

ANNUAL REPORT

March 31, 2018

AlphaCore Statistical Arbitrage Fund

Institutional Class – STAKX

Class N - STTKX

1-855-447-2532
www.alphacorefunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the AlphaCore Statistical Arbitrage Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

IMPORTANT NOTE ABOUT FEES: As of April 12, 2018, the AlphaCore Statistical Arbitrage Fund reduced the Adviser’s management fee, as well as revised other indirect expenses, including the elimination of any incentive fee the Fund may have indirectly incurred prior to the revision. This change was made after March 31, 2018, the ending period to this report. Please review the amendment to the Fund’s prospectus dated 04/12/2018 for further information.

As of March 31, 2018, the AlphaCore Statistical Arbitrage Fund (the “Fund”) was down 2.4% from the Fund’s inception on August 14, 2017 (commenced trading operations on September 8, 2017) through March 31, 2018, and down 0.34% from January 1, 2018 through March 31, 2018.

The Fund seeks exposure to equity and equity-related securities based on statistical arbitrage strategies. Statistical arbitrage strategies use quantitative and statistical data analysis in an attempt to take advantage of pricing aberrations in equity and equity-related securities.

The Fund’s advisor seeks exposure to statistical arbitrage strategies by investing the Fund’s assets in negotiated derivative instruments with counterparty banks (such as a swap, option, or other derivatives) that provides exposure to one or more statistical arbitrage strategies.

Since inception and currently, the Fund’s statistical arbitrage strategy is fully deployed via indirect exposure to Clinton Group Inc.’s (“Clinton”) statistical arbitrage strategy, though the Fund has the flexibility to directly or indirectly access other managers. Please note Clinton is not a direct sub-adviser or adviser to the Fund, and Clinton is not affiliated with AlphaCore Capital LLC, the Fund’s Adviser.

The Fund began trading on September 8, 2017, and since it began trading the market has been in largely two different volatility regimes: A lower volatility regime (inception until February 9, 2018) and a higher volatility regime (February 10, 2018 through March 31, 2018). The chart and table below show weekly performance during both of those periods compared to the VIX Index, which is a measure of market volatility. Aligning with the adviser’s expectations of the strategy, periods where volatility is above historical lows are more favorable to the Fund:

Top: STAKX Net Asset ValueBottom: STAKX Weekly Return (black) vs. VIX Index (gray)

Source: Bloomberg, as of 3/31/2018
9/08/2017 – 3/31/2018

	Average VIX Index Level [1]	Average Weekly Return - STAKX
Sept 8 2017– Feb 9 2018	11.37	-0.18%
		(-8.9% Annualized)
Feb 10 2018 – Mar 31 2018	18.69	0.24%
		(13.3% Annualized)
[1] The VIX Index measures the level of expected volatility of the S&P 500 Index over the next 30 days that is implied in the bid/ask quotations of SPX options.

Source: Bloomberg, as of 3/31/2018

More important than volatility is dispersion across equity securities. We expect the Fund to continue to perform well if dispersion remains higher (and dispersion is often a natural byproduct of volatility), meaning if stocks within the same sector or industry move dissimilarly from one another. Dispersion being good for performance makes sense qualitatively, and the Adviser believes the statistical arbitrage should perform better when there is meaningful dispersion because shorter term mis-pricings tend to be larger, creating a robust opportunity set.

Looking at the Fund’s performance in 2017 by region: Asia and Latin America were responsible for the bulk of losses from September through December. Because these regions tend to be more volatile than Europe or North America, the attribution was highest during this ’sell the winners, cover your losers’ phenomenon. Performance attribution showed that in Asia, losses from momentum/longer term signals overwhelmed fundamental signal gains. While in Latin America, fundamental and mean-reversion weakened in the latter half of both November and December 2017. North America demonstrated positive attribution, gaining from fundamental and momentum/long term signals which overcame losses in mean-reversion/short term signals. Europe was largely flat across all factors.

Performance in Q1 2018 was, as the above chart shows, a story of two halves. Breaking down by region, Europe and Latin America accumulated gains while North America and Asia incurred losses. Across the Fund’s strategy, fundamental factors advanced, long-term momentum declined again, and short-term mean-reversion remained roughly flat.

We remain bullish on the outlook for statistical arbitrage based on the prospect of continued volatility above historical lows, rising interest rates and rising dispersion across equity securities. In addition, we believe the diversification between short-term mean reversion, long-term momentum, and fundamental factor sets as well as the geographic diversification will continue to demonstrate value over medium and long term investment horizons.

Please reach out to our team with any questions.

Richard Pfister, CAIA, Portfolio Manager	Jonathan Belanger, CFA, Portfolio Manager

VIX: The ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

The Fund has a limited history of operations. A significant part of the Fund’s investment operations may involve spread positions between two or more financial instrument positions. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. The Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The value of a derivative may be highly volatile and may fluctuate substantially during a short period of time.

The Fund may depend on one or more managers to develop and implement appropriate systems for the Fund’s activities. The Fund may rely extensively on models and/or computer programs and systems to trade, clear and settle transactions, to evaluate certain securities based on real-time trading information, to monitor its portfolios and net capital, and to generate risk management and other reports that are critical to the oversight of the Fund’s activities. Any such defect or failure could have a material adverse effect on the Fund.

The Fund’s investment program may involve the purchase and sale of relatively volatile financial instruments such as derivatives, which are frequently valued based on implied volatilities of such derivatives compared to the historical volatility of underlying financial instruments. Fluctuations or prolonged changes in the volatility of such instruments, therefore, can adversely affect the value of investments held by the Fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of the AlphaCore Statistical Arbitrage Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.alphacorefunds.com or by calling 858-875-4100. The prospectus should be read carefully before investing. The AlphaCore Statistical Arbitrage Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. There is no affiliation between Clinton Group, Inc, AlphaCore Capital, and Northern Lights Distributors, LLC.

4525-NLD-5/3/2018

AlphaCore Statistical Arbitrage Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2018

Comparison of the Change in Value of a $500,000 Investment

Total Return as of March 31, 2018

	Since Inception
	August 14, 2017	December 28, 2017
AlphaCore Statistical Arbitrage Fund:
Institutional Class *	(2.40)%	N/A
Class N **	N/A	(0.68)%
HFRX Equity Market Neutral Index	0.89%	0.82%
BofA Merrill Lynch US 3-Month Treasury Bill Index	0.78%	0.37%

*	The Institutional Class commenced operations on August 14, 2017 and trading commenced on September 8, 2017.

**	Class N commenced operations on December 28, 2017.

HFRX Equity Market Neutral Index: Strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short. Investors cannot invest directly in an index or benchmark.

The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses is 1.29% for the Institutional Class and 1.54% for Class N as per the April 12, 2018 supplement to the August 9, 2017 prospectus. Both Class N and the Institutional Class shares are subject to a redemption fee of 1.00% on shares redeemed within 30 days of purchase. For performance information current to the most recent month-end, please call 1-855-447-2532.

PORTFOLIO COMPOSITION* (Unaudited)

Options Purchased	14.8%
Short-Term Investments	62.1%
Cash and Other Assets Less Liabilities	23.1%
100.0%

*  Based on Net Assets as of March 31, 2018, excluding swaps.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

AlphaCore Statistical Arbitrage Fund
PORTFOLIO OF INVESTMENTS
March 31, 2018

Contracts		Counterparty	Expiration	Exercise Price	Notional Amount	Value
	OPTIONS PURCHASED * - 14.8%
	CALL OPTIONS PURCHASED * - 14.8%
1,650	Nomura Call Options Series 1 (a)	Nomura Securities (Bermuda) Ltd.	September 2019	$0.0001	$1,650,320	$1,643,232
115	Nomura Call Options Series 2 (a)	Nomura Securities (Bermuda) Ltd.	September 2019	0.0001	115,000	113,669
170	Nomura Call Options Series 3 (a)	Nomura Securities (Bermuda) Ltd.	September 2019	0.0001	170,000	165,213
1,000	Nomura Call Options Series 4 (a)	Nomura Securities (Bermuda) Ltd.	September 2019	0.0001	1,000,000	949,661
1,000	Nomura Call Options Series 5 (a)	Nomura Securities (Bermuda) Ltd.	September 2019	0.0001	1,000,000	945,332
	TOTAL CALL OPTIONS PURCHASED (Cost - $3,960,234)					3,817,107

Principal				Coupon	Maturity
	SHORT-TERM INVESTMENTS - 62.1%
	U.S. TREASURY BILLS - 62.1%
1,000,000	United States Treasury Bill			0.00%	4/5/2018	999,830
2,500,000	United States Treasury Bill			0.00%	4/12/2018	2,498,931
1,250,000	United States Treasury Bill			0.00%	4/26/2018	1,248,675
500,000	United States Treasury Bill			0.00%	5/10/2018	499,174
2,000,000	United States Treasury Bill (b)			0.00%	6/7/2018	1,994,640
2,000,000	United States Treasury Bill (b)			0.00%	6/14/2018	1,994,080
3,250,000	United States Treasury Bill			0.00%	6/21/2018	3,237,324
2,000,000	United States Treasury Bill			0.00%	7/19/2018	1,990,402
500,100	United States Treasury Bill (b)			0.00%	9/13/2018	497,206
1,000,000	United States Treasury Bill (b)			0.00%	10/11/2018	992,628
	TOTAL SHORT-TERM INVESTMENTS (Cost - $15,952,995)					15,952,890

	TOTAL INVESTMENTS (Cost - $19,913,229) - 76.9%					$19,769,997
	CASH AND OTHER ASSETS LESS LIABILITIES - 23.1%					5,932,258
	NET ASSETS - 100.0%					$25,702,255

*	Non-income producing securities.

(a)	For information regarding the underlying option/swap positions, refer to the Additional Information section that begins on the next page.

(b)	Securities are pledged as collateral for swap contracts.

TOTAL RETURN SWAPS

		Notional Amount
Number of		at March 31,		Termination		Unrealized
Shares	Reference Entity (a)	2018	Interest Rate Payable (1)	Date	Counterparty	Appreciation
21,685	MSA672ER INDEX	$21,390,547	3-Month USD_LIBOR	10/13/2022	Morgan Stanley	$—

LIBOR - London Interbank Offered Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

From the initial allocation to the swap on October 13, 2017 through March 13, 2018 the Fund was subject to financing charges that consisted of a base rate of one month LIBOR plus a swap rate of 0.15% per annum. Effective March 13, 2018, the base rate changed to 3 month LIBOR per annum and the swap rate was eliminated. It is noted this was in place only until April 27, 2018. While this is outside the Fund’s fiscal year, the current rates, as of April 27, 2018, are comprised of one month LIBOR plus a swap rate of 0.10% per annum.

The accompanying notes are an integral part of these financial statements.

AlphaCore Statistical Arbitrage Fund
ADDITIONAL INFORMATION - TOP 50 POSITIONS BASED ON GROSS EXPOSURE
NOMURA OPTIONS
March 31, 2018

Shares	Security	Value

	COMMON STOCK - 82.2%
	AUSTRALIA - 7.8%
8,321	AGL Energy Ltd.	$138,548
8,613	Aristocrat Leisure Ltd.	159,144
		297,692
	BRAZIL - 25.5%
23,796	B3 SA - Brasil Bolsa Balcao	192,082
7,716	Banco do Brasil SA	95,751
8,005	Banco Santander Brasil SA	96,623
17,473	Cielo SA	109,336
7,340	Estacio Participacoes SA	77,631
26,878	Itausa - Investimentos Itau SA	112,098
16,363	Localiza Rent a Car SA	142,129
34,319	TIM Participacoes SA	149,463
		975,113
	BRITAIN - 4.9%
1,552	Berkeley Group Holdings PLC	82,425
1,870	Rio Tinto Ltd.	104,412
		186,837
	CHINA - 5.3%
26,332	China Evergrade Group	82,862
58,072	Country Garden Holdings Co., Ltd.	119,558
		202,420
	DENMARK - 2.1%
1,026	DSV A/S	80,495

	FRANCE - 2.1%
975	Faurecia SA	78,963

	GERMANY - 2.2%
854	Covestro AG	84,038

	HONG KONG - 3.6%
27,852	BOC Hong Kong Holdings Ltd.	135,545

	MEXICO - 8.4%
170,322	America Movil SAB de CV	161,618
26,080	Grupo Financiero Banorte SAB de CV	159,432
		321,050
	SOUTH KOREA - 5.5%
685	CJ Corp.	102,634
4,284	LG Display Co., Ltd.	105,559
		208,193
	SWEDEN - 2.1%
4,497	Volvo AB	82,104

	SWITZERLAND - 2.6%
136	Partners Group Holding AG	101,064

	TAIWAN - 7.8%
24,380	Formosa Petrochemical Corp.	100,503
33,228	Nan Ya Plastics Corp.	94,108
43,176	Uni-President Enterprises Corp.	102,026
		296,637
	UNITED STATES - 2.3%
924	AbbVie, Inc.	87,447

	TOTAL COMMON STOCK (Cost - $3,154,406)	3,137,598

The accompanying notes are an integral part of these financial statements.

AlphaCore Statistical Arbitrage Fund
ADDITIONAL INFORMATION - TOP 50 POSITIONS BASED ON GROSS EXPOSURE (Continued)
NOMURA OPTIONS
March 31, 2018

Shares	Security	Value

	SECURITIES SOLD SHORT* - 61.8%
	AUSTRALIA - 11.8%
25,520	AMP Ltd.	$97,801
14,239	Brambles Ltd.	109,137
10,653	QBE Insurance Group Ltd.	78,788
67,238	Telstra Corp., Ltd.	162,146
		447,872

	BRAZIL - 10.5%
17,821	BRF SA	123,048
33,593	Lojas Americanas SA	191,409
3,948	Ultrapar Participacoes SA	84,680
		399,137

	CHINA - 2.1%
4,437	Sunny Optical Technology Group	81,910

	FINLAND - 2.2%
1,943	Huhtamaki OYJ	85,333

	FRANCE - 2.4%
6,305	Suez	91,456

	GERMANY - 2.3%
3,245	Infineon Technologies AG	86,943

	HONG KONG - 3.5%
95,853	New World Development Co., Ltd.	135,305

	NETHERLANDS - 2.6%
2,583	Wereldhave NV	98,865

	SPAIN - 4.9%
3,127	Cellnex Telecom SA	83,594
3,247	Industria de Diseno Textil SA	101,751
		185,345
	SWEDEN - 2.4%
8,728	Nordea Bank AB	93,245

	SWITZERLAND - 2.7%
1,837	LafargeHolcim Ltd.	100,770

	TAIWAN - 9.7%
96,774	China Steel Corp.	78,453
30,119	Delta Electronics, Inc.	135,072
50,231	Hon Hai Precision Industry Co.	158,380
		371,905
	UNITED STATES - 4.7%
622	Ecolab, Inc.	85,269
1,022	Microchip Technology, Inc.	93,384
		178,653

	TOTAL COMMON STOCK SOLD SHORT (Cost - $2,399,970)	$2,356,739

*	Non-income producing security.

Option:

The Fund holds a fully funded delta one call option with Nomura Securities (Bermuda), Ltd. The option provides exposure to the daily returns of a reference asset on a 1 to 1 basis managed by Clinton Group, Inc. in a statistical arbitrage strategy. According to the terms of the option, the Adviser may increase or decrease this exposure on a daily basis. The Fund pays an upfront premium of 1.25% per annum, which is charged based on the contract year, which is accrued daily over the contract period. The Fund would pay a quarterly premium payment of 0.3125% of the invested amount to continue to maintain the exposure. The option contract was initially entered into as of September 6, 2017 (initial investment of $1,650,320), and has a two year valuation period, which may be extended or reduced to zero at any time.

The accompanying notes are an integral part of these financial statements.

AlphaCore Statistical Arbitrage Fund
ADDITIONAL INFORMATION - TOP 50 POSITIONS BASED ON GROSS EXPOSURE
MORGAN STANLEY SWAP
March 31, 2018

Shares	Security	Value

	COMMON STOCK - 37.2%
	AUSTRALIA - 2.4%
16,414	AGL Energy Ltd.	$273,196
12,392	Aristocrat Leisure Ltd.	228,895
		502,091
	BRAZIL - 12.1%
53,223	B3 SA - Brasil Bolsa Balcao	427,401
20,592	Banco do Brasil SA	254,206
21,227	Banco Santander Brasil SA	254,895
50,592	Cielo SA	314,945
20,628	Estacio Participacoes SA	217,045
71,120	Itausa - Investimentos Itau SA	295,083
45,817	Localiza Rent a Car SA	395,918
97,190	TIM Participacoes SA	421,091
		2,580,584
	CHINA - 2.0%
72,169	China Shenhua Energy Co., Ltd.	179,318
116,015	Country Garden Holdings Co., Ltd.	238,888
		418,206
	HONG KONG - 1.1%
47,972	BOC Hong Kong Holdings Ltd.	233,501

	MEXICO - 4.3%
482,341	America Movil SAB de CV	457,516
73,843	Grupo Financiero Banorte SAB de CV	451,233
		908,749
	SOUTH KOREA - 0.8%
7,306	LG Display Co., Ltd.	177,176

	SWITZERLAND - 0.9%
270	Partners Group Holding AG	200,693

	UNITED STATES - 13.6%
852	3M Co.	186,962
3,943	AbbVie, Inc.	373,183
227	Alphabet, Inc. *	235,804
1,212	Amgen, Inc.	206,646
3,394	Avery Dennison Corp.	360,625
569	Boeing Co.	186,637
2,874	Darden Restaurants, Inc.	245,010
3,856	Dominion Energy, Inc.	260,020
1,637	Facebook, Inc. *	261,574
1,125	Mastercard, Inc.	196,970
3,107	Regency Centers Corp.	183,232
1,030	WellCare Health Plans, Inc. *	199,487
		2,896,150

	TOTAL COMMON STOCK (Cost - $7,907,753)	7,917,150

The accompanying notes are an integral part of these financial statements.

AlphaCore Statistical Arbitrage Fund
ADDITIONAL INFORMATION - TOP 50 POSITIONS BASED ON GROSS EXPOSURE (Continued)
MORGAN STANLEY SWAP
March 31, 2018

Shares	Security	Value

	SECURITIES SOLD SHORT *- 24.0%
	AUSTRALIA - 1.3%
117,489	Telstra Corp., Ltd.	$283,217

	BRAZIL - 5.2%
47,053	BRF SA	323,212
94,762	Lojas Americanas SA	537,161
11,144	Ultrapar Participacoes SA	237,799
		1,098,172
	FRANCE - 0.9%
12,703	Suez	183,886

	GERMANY - 0.8%
6,652	Infineon Technologies AG	177,874

	HONG KONG - 2.0%
54,979	China Overseas Land & Investment Ltd.	190,897
169,877	New World Development Co., Ltd.	239,834
		430,731
	NETHERLANDS - 0.9%
4,948	Wereldhave NV	189,022

	SPAIN - 0.9%
6,453	Industria de Diseno Textil SA	201,827

	SWEDEN - 0.9%
17,195	Nordea Bank AB	183,217

	SWITZERLAND - 0.9%
3,648	LafargeHolcim Ltd.	199,491

	TAIWAN - 1.4%
93,061	Hon Hai Precision Industry Co., Ltd.	287,254

	UNITED STATES - 8.8%
1,326	Allergan PLC	223,150
3,011	Dunkin’ Brands Group, Inc.	179,752
2,193	Ecolab, Inc.	300,540
4,309	Flowserve Corp.	186,689
3,955	Henry Schein, Inc.	265,819
3,660	Microchip Technology, Inc.	334,406
2,055	Paycom Software, Inc.	220,707
589	TransDigm Group, Inc.	180,831
		1,891,894

	TOTAL COMMON STOCK SOLD SHORT (Cost - $5,042,892)	$5,126,585

*	Non-income producing security.

Swap:

The Fund holds a total return swap with Morgan Stanley Capital Services LLC. The swap provides exposure to the daily returns of a reference asset managed by Clinton Group, Inc., less 0.50% per annum, in a statistical arbitrage strategy. According to the terms of the swap, the Adviser may increase or decrease this exposure on a daily basis. As of March 31, 2018, the Fund was subject to a base rate of three month USD LIBOR. The reference asset account participates in an offsetting cash yield at the rate of one month LIBOR. The swap agreement contract was initially entered into as of September 28, 2017 (initial notional investment of $6,700,0000), and has a two year swap duration, which may be extended or reduced to zero at any time.

From the initial allocation to the swap on October 13, 2017 through March 13, 2018 the Fund was subject to financing charges that consisted of a base rate of one month LIBOR plus a swap rate of 0.15% per annum. Effective March 13, 2018, the base rate changed to 3 month LIBOR per annum and the swap rate was eliminated. It is noted this was in place only until April 27, 2018. While this is outside the Fund’s fiscal year, the current rates, as of April 27, 2018, are comprised of one month LIBOR plus a swap rate of 0.10% per annum.

The accompanying notes are an integral part of these financial statements.

AlphaCore Statistical Arbitrage Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018

Assets:
Investments in Securities at Cost	$19,913,229
Investments in Securities at Value	$19,769,997
Cash	5,082,815
Cash Collateral for Swap Contracts	750,000
Receivable for Swap Reset	100,280
Premium Paid for Options Agreements	21,566
Receivable for Fund Shares Sold	1,428
Prepaid Expenses and Other Assets	12,234
Total Assets	25,738,320

Liabilities:
Accrued Advisory Fees	7,787
Payable to Related Parties	5,330
Payable for Fund Shares Redeemed	731
Accrued Distribution Fees	230
Accrued Trustee Fees	111
Accrued Expenses and Other Liabilities	21,876
Total Liabilities	36,065

Net Assets	$25,702,255

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	26,242,904
Accumulated Undistributed Net Investment Loss	(397,417)
Net Unrealized Depreciation on Investments, Options and Swaps	(143,232)
Net Assets	$25,702,255

Net Asset Value Per Share
Institutional Class:
Net Assets	$24,605,456
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	1,680,417
Net Asset Value, Offering Price and Redemption Price per Share (a)	$14.64

Class N:
Net Assets	$1,096,799
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	74,979
Net Asset Value, Offering Price and Redemption Price per Share (a)	$14.63

(a)	The Fund charges a fee of 1% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

AlphaCore Statistical Arbitrage Fund
STATEMENT OF OPERATIONS
For the Period Ended March 31, 2018*

Investment Income:
Interest Income	$84,263
Total Investment Income	84,263

Expenses:
Investment Advisory Fees	134,150
Distribution Fees:
Class N	531
Legal Fees	43,880
Audit Fees	19,039
Administration Fees	18,052
Printing Expense	11,809
Fund Accounting Fees	11,445
Transfer Agent Fees	11,017
Shareholder Service Fees	9,054
Registration and Filing Fees	8,607
Trustees’ Fees	6,708
Chief Compliance Officer Fees	6,282
Custody Fees	4,463
Insurance Expense	300
Miscellaneous Expenses	1,118
Total Expenses	286,455
Less: Investment Advisory Fees Waived	(71,316)
Net Expenses	215,139
Net Investment Loss	(130,876)

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Options:
Net Realized Loss on Swaps	(379,020)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(105)
Options purchased	(143,127)
Net Change in Unrealized Loss on Investments, Swaps and Options	(143,232)

Net Realized and Unrealized Loss on Investments	(522,252)

Net Decrease in Net Assets Resulting From Operations	$(653,128)

*	The Fund commenced operations on August 14, 2017 and trading commenced on September 8, 2017.

The accompanying notes are an integral part of these financial statements.

AlphaCore Statistical Arbitrage Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period* Ended
March 31, 2018
Operations:
Net Investment Loss	$(130,876)
Net Realized Loss on Swaps	(379,020)
Net Unrealized Loss on Investments, Swaps and Options	(143,232)
Net Decrease in Net Assets Resulting From Operations	(653,128)

Capital Share Transactions:
Institutional Class:
Proceeds from Shares Issued	26,539,176
Cost of Shares Redeemed	(1,289,685)
Redemption Fees	711
Total Capital Share Transactions	25,250,202

Class N
Proceeds from Shares Issued	1,113,481
Cost of Shares Redeemed	(8,348)
Redemption Fees	48
Total Capital Share Transactions	1,105,181

Total Net Increase in Net Assets	25,702,255

Net Assets:
Beginning of Period	—
End of Period (includes accumulated undistributed net investment loss of $397,417)	$25,702,255

SHARE ACTIVITY
Institutional Class **
Shares Sold	1,768,880
Shares Redeemed	(88,463)
Net increase in shares of beneficial interest outstanding	1,680,417

Class N ***
Shares Sold	75,547
Shares Redeemed	(568)
Net increase in shares of beneficial interest outstanding	74,979

*	The Fund commencement of operations on August 14, 2017 and trading commenced on September 8, 2017.

**	The Institutional Class commenced operations on August 14, 2017.

***	Class N commenced operations on December 28, 2017.

The accompanying notes are an integral part of these financial statements.

AlphaCore Statistical Arbitrage Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Institutional Class
	Period* Ended
	March 31, 2018

Net Asset Value, Beginning of Period	$15.00
From Operations:
Net investment loss (a)	(0.10)
Net realized and unrealized loss on investments, swaps and options	(0.26)
Total from operations	(0.36)
Paid in capital from redemption fees	0.00	(e)
Net Asset Value, End of Period	$14.64
Total Return (b)	(2.40	)% (c)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$24,605
Ratio of expenses to average net assets,
before waiver	2.65	% (d) (f)
net of waiver	1.99	% (d) (f)
Ratio of net investment loss to average net assets (c)(d)	(1.21	)% (d) (f)
Portfolio turnover rate	0	% (c)

*	For the period August 14, 2017 (commencement of operations) through March 31, 2018. Trading commenced on September 8, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount is less than $0.01 per share.

(f)	Does not include indirect expenses of underlying derivatives in which the Fund invests, which could be significant.

The accompanying notes are an integral part of these financial statements.

AlphaCore Statistical Arbitrage Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Class N
	Period* Ended
	March 31, 2018

Net Asset Value, Beginning of Period	$14.73
From Operations:
Net investment loss (a)	(0.04)
Net realized and unrealized loss on investments, swaps and options	(0.06)
Total from operations	(0.10)
Paid in capital from redemption fees	0.00	(e)
Net Asset Value, End of Period	$14.63
Total Return (b)	(0.68	)% (c)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,097
Ratio of expenses to average net assets,
before waiver	2.75	% (d) (f)
net of waiver	2.24	% (d) (f)
Ratio of net investment loss to average net assets (c)(d)	(1.24	)% (d) (f)
Portfolio turnover rate	0	% (c)

*	For the period December 28, 2017 (commencement of operations) through March 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount is less than $0.01 per share.

(f)	Does not include indirect expenses of underlying derivatives in which the Fund invests, which could be significant

The accompanying notes are an integral part of these financial statements.

AlphaCore Statistical Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018

1.	ORGANIZATION

AlphaCore Statistical Arbitrage Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund offers two classes of shares designated as Institutional Class and Class N. The Fund seeks capital appreciation with a low correlation to broad equity market indices. The Fund and the Institutional Class commenced operations on August 14, 2017 and trading commenced on September 8, 2017. Class N commenced operations on December 28, 2017.

Class N shares and Institutional Class shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing or distribution, class- related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Swaps and options are valued based on the daily price reported from the counterparty or pricing agent. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which

AlphaCore Statistical Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2018 for the Fund’s investments measured at fair value:

AlphaCore Statistical Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

Assets	Level 1	Level 2	Level 3	Total
Options Purchased	$—	$3,817,107	$—	$3,817,107
Short-Term Investments	—	15,952,890	—	15,952,890
Total	$—	$19,769,997	$—	$19,769,997

The Fund did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the period.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting period.

See Portfolio of Investments for Industry Classification.

Cash – Cash is held with a financial institution. Cash of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Option Transactions – When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. The Fund holds a fully funded delta one call option with Nomura Securities (Bermuda), Ltd. The option provides exposure to the daily returns of a reference asset on a 1 to 1 basis managed by Clinton Group, Inc. in a statistical arbitrage strategy. According to the terms of the option, the Adviser may increase or decrease this exposure on a daily basis. The Fund pays an upfront premium of 1.25% per annum, which is charged based on the contract year, which is accrued daily over the contract period. The Fund would pay a quarterly premium payment of 0.3125% of the invested amount to continue to maintain the exposure. The option contract was initially entered into as of September 6, 2017 (initial investment of $1,650,320), and has a two year valuation period, which may be extended or reduced to zero at any time. Based on the terms of the call option agreement, the Fund amortizes the option premiums on a straight-line basis for a one-year period with the unamortized balance due from the counterparty as a rebate in the case of an early exercise subject to an early exercise fee. For the period ended March 31, 2018, $24,914 of option premiums was amortized.

As of March 31, 2018, the fair value on the option contracts was $3,817,107. For the period ended March 31, 2018, the Fund had realized gain/loss of $0 from options purchased contracts as disclosed on the Statement of Operations. The fair value on option contracts is disclosed on the portfolio of investments. As of March 31, 2018, the net change in unrealized depreciation on option purchased contracts was $143,127. For the period ended March 31, 2018, option-related management fees and incentive fees, as provided by counterparty, were equal to an annualized 0.37% of the Fund’s average daily net assets.

AlphaCore Statistical Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

Swap Agreements – The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund has entered into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would typically be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) typically earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap.

The Fund collateralize swap agreements with cash and certain securities as indicated on the Portfolios of Investments and Statement of Assets and Liabilities of the Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed by the Fund is regularly collateralized either directly with the Fund or in a segregated account at the Custodian. As of March 31, 2018, the Fund held $750,000 in cash in the collateral account with its custodian, in addition to the $5.47 million in U.S. Treasury Bills.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral, if any, is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements.

AlphaCore Statistical Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

For the period ended March 31, 2018, swap-related management fees and incentive fees, as provided by counterparty, were equal to an annualized 0.59% of the Fund’s average daily net assets.

The notional value of the derivative instruments outstanding as of March 31, 2018 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s March 31, 2018 year end tax returns.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid semi-annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), investment advisory services are provided to the Fund by AlphaCore Capital, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.25% (see Note 10) of the average daily net assets of the Fund. For the period ended March 31, 2018, the Adviser earned management fees of $134,150.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend

AlphaCore Statistical Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees), contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2018, so that the total annual operating expenses of the Fund does not exceed 1.99% and 2.24% of the average daily net assets of the Fund’s Institutional Class and Class N, respectively (the “Expense Limitation Agreement”). For the period ended March 31, 2018, $71,316 of fees were waived and subject to recapture by the Adviser before March 31, 2021.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Class N Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund’s Class N shares may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. For the period ended March 31, 2018, the Fund’s Class N shares incurred distribution fees of $531.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period ended March 31, 2018, the Distributor did not receive any underwriting commissions for sales of Fund shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2018, amounted to $0 and $0, respectively, for the Fund.

5.	OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The Fund’s policy is to recognize a net asset or liability equal to the unrealized swap contracts gain or losses. During the period ended March 31, 2018, the Fund was subject to a master netting arrangement for the swap contracts.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2018:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Options Purchased	Investments in Securities at Value

AlphaCore Statistical Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

The following table sets forth the fair value of the Fund’s derivative contracts as of March 31, 2018:

Asset (Liability) Derivatives Investment Value
		Total as of
Derivative Investment Type	Equity Risk	March 31, 2018
Options Purchased	$3,817,107	$3,817,107

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2018:

Derivative Investment Type	Location of Gain/Loss on Derivative
Swaps/Options	Net realized gain (loss) on swaps
Net change in unrealized appreciation (depreciation) on options purchased

The following is a summary of the Fund’s realized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2018:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
		Total for the
		Period Ended
Derivative Investment Type	Equity Risk	March 31, 2018
Swaps	$(379,020)	$(379,020)
Total	$(379,020)	$(379,020)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
		Total for the
		Period Ended
Derivative Investment Type	Equity Risk	March 31, 2018
Options purchased	$(143,127)	$(143,127)

6.	REDEMPTION FEES

The Fund assessed a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the period ended March 31, 2018 the Fund did assess $759 in redemption fees.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at March 31, 2018, was as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$19,913,229	$—	$143,232	$(143,232)

AlphaCore Statistical Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(397,417)	$—	$—	$(143,232)	$(540,649)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $397,417.

The difference between book basis and tax basis unrealized depreciation and accumulated ordinary loss, is primarily attributable to the mark-to-market on swap contracts.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and net operating losses, and tax adjustments for swaps, resulted in reclassification for the period ended March 31, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(112,479)	$(266,541)	$379,020

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of March 31, 2018, SEI Private Trust Company and National Finance Services LLC, accounts holding shares for the benefit of others, held approximately 27.75% and 27.68%, of the voting securities of the Fund.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Effective April 12, 2018, the advisory fee was lowered to 0.99% of the average daily net assets of the Fund.

Since April 27, 2018, the interest rate payable on the swap comprised of one month LIBOR plus a swap rate of 0.10% per annum.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaCore Statistical Arbitrage Fund and
Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AlphaCore Statistical Arbitrage Fund (the “Fund”), a series of Northern Lights Fund Trust, as of March 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period August 14, 2017 (commencement of operations) through March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies within the Family of Funds since 2012.

COHEN & COMPANY, LTD,
Cleveland, Ohio
May 29, 2018

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

ALPHACORE STATISTICAL ARBITRAGE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2

Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust

(since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018); and Altegris Private Markets Opportunities Fund (since 2018)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	2	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 2017); and Altegris Private Markets Opportunities Fund (since 2018)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	2	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)

3/3/18 – NLFT_v2

ALPHACORE STATISTICAL ARBITRAGE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2018

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	2	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

3/3/18 – NLFT_v2

ALPHACORE STATISTICAL ARBITRAGE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2018

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of March 31, 2018, the Trust was comprised of 78 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-447-2532.

3/3/18 – NLFT_v2

AlphaCore Statistical Arbitrage Fund (Adviser – AlphaCore Capital, LLC)*(Unaudited)

In connection with the regular meeting held on June 28- 29, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between AlphaCore Capital, LLC (“AlphaCore”) and the Trust, with respect to the AlphaCore Statistical Arbitrage Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that AlphaCore was founded in 2015 and had assets under management of approximately $195 million. They discussed that AlphaCore specialized in customizing portfolios to include liquid alternative investments for high net worth individuals, family offices, regional banks, and independent investment advisers. The Trustees reviewed the background information of key investment personnel who would be responsible for servicing the Fund, taking into consideration their education and noting the investment team had varied financial industry experience from past positions where they performed due diligence on various alternative investment strategies. They discussed AlphaCore’s proposed strategy for the Fund, noting that a substantial portion of the Fund’s assets would be managed using a statistical arbitrage strategy in an effort to take equal long positions in undervalued securities and short positions in overvalued securities for a near market neutral position. They noted AlphaCore’s procedures for monitoring compliance with investment limitations and AlphaCore’s stated considerations for selecting brokers. The Trustees noted that although AlphaCore was a relatively new firm, the investment team had extensive industry experience. The Board concluded that AlphaCore had the potential to provide high quality service to the Fund and its shareholders.

Performance. The Trustees noted that AlphaCore does not manage any accounts in a manner similar to the strategy proposed for AlphaCore Statistical, and reviewed the performance of a fund managed by AlphaCore in the Trust. The Trustees observed, however, that employees of the adviser had deep experience in previous positions in the management of alternative products in regulated structures. After discussion, the Trustees concluded that the adviser had the potential to provide satisfactory performance for the Fund and its shareholders.

Fees and Expenses. The Trustees considered the proposed advisory fee of 1.25% and the estimated net expense ratio of 1.45%. They noted that the proposed advisory fee was higher than the custom Morningstar category’s average and median and slightly higher than the peer group average, while equaling the Morningstar selected peer group median. The Trustees further noted that the projected net expense ratio was lower than the peer group and Morningstar category averages and the peer group median, while slightly higher than Morningstar category median. They considered the resources required to execute the proposed strategy, and that AlphaCore had agreed to contractually limit the Fund’s expenses through an expense limitation agreement. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether AlphaCore would experience economies of scale with respect to the management of the Fund. They noted that AlphaCore had provided estimates of the asset levels at which the adviser anticipated reaching breakeven and that it would be willing to discuss breakpoints at future meetings. The Trustees concluded that economies were unlikely to be reached during the initial term of the agreement, and that the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the size of the Fund materially increased.

Profitability. The Trustees reviewed the profitability analysis provided by AlphaCore. They noted that because the Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. They noted that AlphaCore anticipated realizing a profit that was reasonable in both amount and percentage in the first and second year of operations based on ambitious asset growth projections. They reasoned that based on the information provided by AlphaCore, the estimated profitability was not excessive.

Conclusion. Having requested and received such information from AlphaCore as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the advisory agreement was in the best interests of AlphaCore Statistical Arbitrage Fund and its future shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

AlphaCore Statistical Arbitrage Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2018

As a shareholder of the Fund you incur (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period from October 1, 2017 through March 31, 2018.

Actual Expenses: The actual section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The hypothetical section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AlphaCore Statistical Arbitrage Fund:	Actual			Hypothetical
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account	Account	Paid	Account	Account	Paid	Annualized
	Value	Value	During	Value	Value	During	Expense
	10/1/17	3/31/18	Period*	10/1/17	3/31/18	Period*	Ratio
Institutional Class	$1,000.00	$972.10	$9.78	$1,000.00	$1,015.01	$10.00	1.99%

	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account	Account	Paid	Account	Account	Paid	Annualized
	Value	Value	During	Value	Value	During	Expense
	12/28/17	3/31/18	Period**	10/1/17	3/31/18	Period**	Ratio
Class N	$1,000.00	$993.20	$5.75	$1,000.00	$1,013.76	$11.25	2.24%

*	Expenses are equal to the Institutional Class’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	“Actual” expense information for the N Class, is for the period from December 28, 2017 (commencement of operations) through March 31, 2018. Actual expenses are equal to the N Class’s annualized net expense ratio multiplied by 94/365 (to reflect the period from December 28, 2017 through March 31, 2018).“Hypothetical” expense information for this Class is presented on the basis of the full one-half year period to enable comparison to the fund. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/365 (to reflect the full half-year period).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-447-2532 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-447-2532.

Investment Adviser
AlphaCore Capital, LLC
875 Prospect St. Suite 315
La Jolla, CA 92037

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 – $18,000

(b)	Audit-Related Fees

2018 – None

(c)	Tax Fees

2018 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2018
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 6/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 6/8/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 6/8/18